UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021 (August 10, 2021)

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 10, 2021, upon the nomination of the Nominating and Governance Committee, the Board of Directors (the “Board”) of Tenneco Inc. (the “Company”) appointed Ms. Michelle A. Kumbier to serve as an independent member of the Board, effective immediately. The Board also appointed Ms. Kumbier to its Compensation Committee.

Ms. Kumbier, age 53, is the former Chief Operating Officer of Harley-Davidson Motor Company (“Harley-Davidson”), serving from October 2017 to April 2020. Previously, Ms. Kumbier served as Harley-Davidson’s Senior Vice President of Motor Company Product and Operations from May 2015 to October 2017, as its Senior Vice President of Motorcycle Operations from September 2012 to April 2015, and as its Senior Vice President of Product Development from November 2010 to August 2012. She started her career with Harley-Davidson in 1997. Prior to Harley-Davidson, Ms. Kumbier was employed with Kohler Company, maker of premium plumbing products, in a variety of positions from 1986 to 1997. Ms. Kumbier currently serves as a Director of Teledyne Technologies Incorporated and Abbott Laboratories Inc.

Ms. Kumbier will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors.

There is no arrangement or understanding between Ms. Kumbier and any other person pursuant to which she was selected as a director of the Company. Ms. Kumbier has no family relationships with any of the directors or executive officers of the Company. Ms. Kumbier has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the Company’s press release announcing the matter described in Item 5.02 of this report is attached hereto and furnished as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release issued August 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: August 10, 2021	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President, General Counsel and Corporate Secretary